Organization and Nature of Operations	3 Months Ended
Mar. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Nature of Operations
1. Organization and Nature of Operations
SolarWinds Corporation and its subsidiaries (“Company” or “Successor”) is a leading provider of information technology, or IT, infrastructure management software. References to “we,” “us” and “our” refer to Company or Predecessor (as defined below) as the context requires. Our products give organizations worldwide, regardless of type, size or IT infrastructure complexity, the power to monitor and manage the performance of their IT environments, whether on-premise, in the cloud, or in hybrid infrastructure models. Our approach, which we refer to as the SolarWinds Model, combines powerful, scalable, affordable, easy to use products with high-velocity, low-touch sales. We’ve built our business to enable the technology professionals who use our products to manage “all things IT.” Our range of customers has expanded over time from network and systems engineers to a broad set of technology professionals, such as database administrators, storage administrators, web operators and DevOps professionals, as well as managed service providers, or MSPs. Our SolarWinds Model enables us to sell our products for use in organizations ranging in size from very small businesses to large enterprises.
SolarWinds Corporation was incorporated in the State of Delaware in 2015 under the name Project Aurora Parent, Inc. It changed its name to SolarWinds Parent, Inc. in May 2016, and in May 2018 changed its name to SolarWinds Corporation.
Take Private
In February 2016, we were acquired by affiliates of investment firms Silver Lake and Thoma Bravo, or the Sponsors, to complete a take private transaction, or the Take Private, of SolarWinds, Inc. In May 2018, SolarWinds, Inc. changed its name to SolarWinds North America, Inc., or Predecessor. Following the Take Private, we pursued our initiatives in the cloud and MSP markets, growing our product offerings and market opportunity through organic product development and targeted acquisitions while at the same time continuing to invest in our on-premise IT management product portfolio. The purchase accounting adjustments related to the Take Private were reflected in our consolidated financial statements for the period ended December 31, 2016. The financial statements presented for the period January 1, 2016 to February 4, 2016 represent those of Predecessor. The financial statements presented for the period from February 5, 2016 to December 31, 2016, the years ended December 31, 2017 and December 31, 2018 and for the three months ended March 31, 2018 and 2019 represent those of the Successor. See further information regarding the purchase accounting adjustments of the Take Private in Note 3. Take Private.
Initial Public Offering
In October 2018, we completed our initial public offering, or IPO, in which we sold and issued 25,000,000 shares of our common stock at an issue price of $15.00 per share. We raised a total of $375.0 million in gross proceeds from the offering, or approximately $353.0 million in net proceeds. A portion of the net proceeds from the offering were used to repay the $315.0 million in borrowings outstanding under our Second Lien Term Loan (as defined below).
Upon the closing of our IPO, all shares of Class A Common Stock that were outstanding immediately prior to the closing of the offering converted into shares of common stock at a conversion price of $19.00 per share in accordance with the terms of our certificate of incorporation, as amended. In addition, we converted the accrued and unpaid dividends on the Class A Common Stock into shares of common stock equal to the result of the accrued and unpaid dividends on each share of Class A Common Stock divided by the conversion price of $19.00 per share. See Note 10. Redeemable Convertible Class A Common Stock and Note 11. Stockholders’ Equity (Deficit) and Stock-Based Compensation for additional details.